                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2004

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

       New York                       0-21324               06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events and Regulation FD Disclosure.
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          On April 2, 2004,  NYFIX,  Inc.  (the  "Company")  announced  European market  developments,  including that it had entered into a binding agreement to acquire 100% of Eurolink Network, Inc. The text of a press release issued by the
Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

          On April 2, 2004,  the Company  announced an increase in new business.
The text of a press  release  issued by the Company is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)       Exhibits

          Exhibit No.          Exhibits
          -----------          --------

          99.1                 Press release of NYFIX, Inc. dated April 2, 2004,
                               re: European Market Developments

          99.2                 Press release of NYFIX, Inc. dated April 2, 2004,
                               re: Increase in New Business

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NYFIX, INC.

                                   By:  /s/ Mark R.Hahn
                                        ----------------------------------------
                                        Mark R. Hahn
                                        Chief Financial Officer

April 2, 2004

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